UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices) (Zip Code)

(918) 236-6461

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On October 1, 2024, ClearSign Technologies Corporation (the “Company”) informed its employees that it was suspending its operations in China as a result of delayed progress on commercialization of its products in that geographic market and as part of the Company’s efforts to align strategic priorities and to reduce operating costs. The Company’s board of directors approved such action on August 22, 2024, and the affected employees were informed of this action beginning on October 1, 2024. The suspension of the Company’s operations in China will involve declaring the Company’s wholly-owned subsidiary dormant, which is a legal entity status available under current China law. Under this legal entity status, operational activities cease for a time period not to exceed three years. By pursuing this entity status, the Company will initiate a project to suspend current operational activities, which are estimated to cease on or before December 31, 2024. Suspension activities include disposal and shipment of certain equipment in China, the termination of 2 employees and related benefit costs, and legal entity filing fees. In connection with this action, the Company estimates that it will incur approximately $400,000 to $500,000 of costs, primarily consisting of employee termination payments, as well as equipment disposal and shipment and legal filing fees. The Company expects that these charges will be incurred primarily in the fourth quarter of 2024.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains “forward-looking statements” within the meaning established by the Private Securities Litigation Reform Act of 1995, which are identified by words such as “plans,” “will,” “expects,” “anticipates,” “may,” “believes,” “estimates” or “estimated, “intends,” and other similar words, expressions, and formulations. This Form 8-K contains forward-looking statements regarding the timing and scope of the Company’s suspension of operations in China and the amount and timing of the related charges. Many factors could affect the actual results of the suspension of the Company’s operations in China, and variances from the Company’s current expectations regarding such factors could cause actual results of the Company’s suspension of its operations in China to differ materially from those expressed in these forward-looking statements. A detailed discussion of these and other risks and uncertainties that could cause the Company’s actual results to differ materially from these forward-looking statements is included in the documents that the Company files with the U.S. Securities and Exchange Commission, including its annual report Form 10-K and quarterly reports on Form 10-Q. These forward-looking statements speak only as of the date of this Form 8-K, and the Company does not undertake any obligation to revise or update such statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer